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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                February 7, 2000
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                Date of report (date of earliest event reported)


                         VALUEVISION INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

          Minnesota                              0-20243                                   41-1673770
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  (State of Incorporation)              (Commission file number)              (I.R.S. Employer Identification No.)
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           6740 SHADY OAK ROAD
          MINNEAPOLIS, MINNESOTA                              55344-3433
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    (Address of principal executive offices)                   (Zip Code)


                        Telephone Number: (612) 947-5200
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              (Registrant's telephone number, including area code)


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Item 5.   Other events

     The Registrant's News Release dated February 7, 2000, which is filed as
Exhibit 99 to this Form 8-K, is incorporated herein by reference.

Item 7.   Financial statements and exhibits

     (c)  Exhibits

          99 News Release dated February 7, 2000.



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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  February 8, 2000

                                          VALUEVISION INTERNATIONAL, INC.
                                          (Registrant)


                                          By   /s/ Dick Barnes
                                             --------------------------------
                                             Dick Barnes
                                                  Executive Vice President
                                                  and Chief Financial Officer



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                                INDEX TO EXHIBITS
Exhibit No.

99             News Release dated February 7, 2000.